Filed pursuant to Rule 497(a)

File No. 333-251975 Rule 482ad

TEKLA WORLD HEALTHCARE FUND

AUTHORIZES A RIGHTS OFFERING

BOSTON, MA, January 8, 2021 -- On January 7, 2021, the Board of Trustees of Tekla World Healthcare Fund (the “Fund”) authorized the filing of a preliminary registration statement with the Securities and Exchange Commission for a proposed rights offering by the Fund to its shareholders to acquire additional shares (the “Offering”). Key aspects of the Offering, including the timing and the pricing, have yet to be determined. The Board reserves the right to delay or cancel the Offering.

The proceeds from the Offering (if commenced) would allow the Fund to take advantage of new investment opportunities without having to reduce existing holdings. Increasing the assets of the Fund may also result in certain economies of scale which may lower the Fund’s fixed expenses as a percentage of average net assets.

Under the proposed Offering, each shareholder would receive one non-transferable right for each common share held on the record date. It is anticipated that at least three rights will be required to acquire one additional common share of the Fund. The subscription price will be determined at a later date and is expected to be below the Fund’s market price at that time. Shareholders of record on the record date for the Offering are expected to be entitled to oversubscribe, subject to certain limitations, for any shares not purchased by exercise of the primary subscription rights. The Fund may issue, at its discretion, up to an additional 25% of the shares available pursuant to the Offering to honor over-subscriptions. The record date for the Offering and the length of the Offering period have not yet been determined and will also be announced at a later date.

A registration statement relating to the Offering has been filed with the Securities and Exchange Commission but has not yet become effective. The Fund’s securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

The information in this press release is not complete and is subject to change. This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of the securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such state or jurisdiction. The Offering will be made only by means of a prospectus. A copy of the prospectus, when available, will be distributed to all eligible shareholders as of the record date of the Offering and may also be obtained free of charge by contacting Destra Capital Advisors, the Fund’s marketing and investor support services agent, at THW@destracapital.com or call (877) 855-3434.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The prospectus, when available, will contain this and other information about the Fund, and should be read carefully before investing.

Tekla Capital Management LLC, the Fund’s investment adviser, is a Boston, MA based healthcare-focused investment manager. Information regarding the Fund and Tekla Capital Management LLC can be found at www.teklacap.com.